Supplement dated July 21, 2023
to the following initial summary prospectus(es):
Soloist dated May 1, 2023
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
The following underlying mutual fund is offered as an investment option under the contract.
Effective September 1, 2023, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Lazard U.S. Small-Mid Cap Equity Portfolio: Open Shares	Lazard Retirement US Small Cap Equity Select Portfolio - Open Shares
ISP-0710